UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

 CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2022

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

 001-32942

(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1155 Dairy Ashford Road, Suite 425, Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.001 par value	EPM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 6, 2022, Evolution Petroleum Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to announce the closing of the Company’s acquisition of non-operated oil and natural gas assets in the Jonah Field in Sublette County, Wyoming (the “Transaction”) from Exaro Energy III, LLC (“Exaro” or the “Seller”), for a final purchase price of $27.5 million, before customary purchase price adjustments. The Transaction encompassed substantially all of the Seller’s assets. The Transaction had an effective date of February 1, 2022 and a closing date of April 1, 2022. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to provide the financial statements for the properties acquired in the Transaction (the “Acquired Jonah Properties”) and the pro forma financial information required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Transaction.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired. Audited consolidated financial statements of Exaro and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of operations, statements of changes in members’ equity and statements of cash flows for each of the years in the two-year period ended December 31, 2021, and the related notes to the consolidated financial statements, are included in this filing as Exhibit 99.1 to this Current Report on Form 8-K/A.

Unaudited condensed consolidated financial statements of Exaro and its subsidiaries comprised of the unaudited condensed consolidated balance sheets as of March 31, 2022, and the related unaudited condensed consolidated statements of operations, statements of changes in members’ equity and statements of cash flows for the three months ended March 31, 2022, and the related notes to the unaudited condensed consolidated financial statements, are included in this filing as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)    Pro Forma Financial Information. The unaudited pro forma condensed combined financial information of the Company as of March 31, 2022, and for the nine months ended March 31, 2022 and the year ended June 30, 2021, are set forth in Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)    Exhibits.

Exhibit No.	Descriptions
23.1	Consent of Weaver and Tidwell, L.L.P.
23.2	Consent of Netherland, Sewell & Associates, Inc.
99.1	The audited consolidated balance sheets of Exaro Energy III LLC as of December 31, 2021 and 2020, and the audited consolidated statements of operations, statements of changes in members’ equity and statements of cash flows of Exaro Energy III LLC, for the years ended December 31, 2021 and 2020, and the notes related thereto.
99.2	The unaudited consolidated balance sheets of Exaro Energy III LLC as of March 31, 2022 and the unaudited consolidated statements of operations, statements of changes in members’ equity and statements of cash flows of Exaro Energy III LLC, for the three months ended March 31, 2022, and the related notes thereto.
99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of March 31, 2022 and for the nine months ended March 31, 2022 and the year ended June 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation
(Registrant)

Date:	June 14, 2022	By:	/s/ RYAN STASH
		Name:	Ryan Stash
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

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